                                                                    EXHIBIT 99.2


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders of
Classic Resources, Inc.:

We have audited the accompanying consolidated balance sheet of Classic Resources, Inc., a Texas corporation, as of December 31, 2000, and the related consolidated statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Classic Resources, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.



                                           ARTHUR ANDERSEN LLP



Dallas, Texas,
March 30, 2001

CLASSIC RESOURCES, INC.

CONSOLIDATED BALANCE SHEET--DECEMBER 31, 2000


                    ASSETS                                             2000
                    ------                                             ----

CURRENT ASSETS:
  Cash and cash equivalents                                        $ 2,259,967
  Restricted cash                                                      100,226
  Accounts receivable                                                4,449,852
  Prepaid expenses                                                         456
                                                                   -----------

          Total current assets                                       6,810,501

PROPERTY AND EQUIPMENT:
  Oil and gas properties, at cost using the "successful
    efforts" method of accounting                                   25,099,176
  Other fixed assets                                                    50,978
  Less- Accumulated depreciation, depletion, and amortization       (3,847,537)
                                                                   -----------

          Net property and equipment                                21,302,617

OTHER ASSETS                                                           286,317
                                                                   -----------

          Total assets                                             $28,399,435
                                                                   ===========

                    LIABILITIES AND SHAREHOLDERS' EQUITY
                    ------------------------------------

CURRENT LIABILITIES:
  Accounts payable and accrued liabilities                         $ 4,999,210
                                                                   -----------

          Total current liabilities                                  4,999,210

LONG-TERM LIABILITES:
  Notes payable                                                        503,065
  Deferred income taxes                                              2,582,155
                                                                   -----------

          Total long-term liabilities                                3,085,220

SHAREHOLDERS' EQUITY:
  Common stock - $0.01 par value; 10,000,000 shares
    authorized 1,526,000 shares outstanding
    at December 31, 2000                                                15,260
  Additional paid-in capital                                        20,117,624
  Retained earnings                                                    182,121
                                                                   -----------

          Total shareholders' equity                                20,315,005
                                                                   -----------

          Total liabilities and shareholders' equity               $28,399,435
                                                                   ===========

The accompanying notes are an integral part of these consolidated financial statements.

CLASSIC RESOURCES, INC.

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000



                                                    2000
                                                 -----------

OPERATING REVENUES:
  Oil and gas sales                              $11,033,218
                                                 -----------

          Total operating revenues                11,033,218

OPERATING EXPENSES:
  Lease operating expenses                         1,574,056
  General and administrative expenses                850,183
  Depreciation, depletion, and amortization        2,190,203
  Dry hole expense                                 1,031,936
  Non-cash stock based compensation                4,869,884
  Impairment expense                                 633,728
                                                 -----------

          Total operating expenses                11,149,990
                                                 -----------

OPERATING LOSS                                      (116,772)

OTHER INCOME (EXPENSE):
  Interest income                                    173,421
  Gain on sale of assets                             633,742
  Interest expense                                   (26,917)
                                                 -----------

          Total other income (expense)               780,246
                                                 -----------

NET INCOME BEFORE INCOME TAXES                       663,474

INCOME TAX PROVISION                              (1,881,342)
                                                 -----------

NET LOSS                                         $(1,217,868)
                                                 ===========




The accompanying notes are an integral part of these consolidated financial statements.

CLASSIC RESOURCES, INC.

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2000



                                                              Additional                       Total
                                         Common     Common      Paid-in       Retained     Shareholders'
                                         Shares      Stock      Capital       Earnings         Equity
                                        ---------   -------   -----------   ------------   --------------
BALANCE, December 31, 1999              1,523,000   $15,230   $15,214,770   $ 1,399,989      $16,629,989

 Issuance of common stock                   3,000        30        32,970             -           33,000
 Non-cash stock-based compensation              -         -     4,869,884             -        4,869,884
 Net loss                                       -         -             -    (1,217,868)      (1,217,868)
                                        ---------   -------   -----------   -----------      -----------

BALANCE, December 31, 2000              1,526,000   $15,260   $20,117,624   $   182,121      $20,315,005
                                        =========   =======   ===========   ===========      ===========


The accompanying notes are an integral part of these consolidated financial statements.

CLASSIC RESOURCES, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2000


                                                           2000
                                                       ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                             $ (1,217,868)
  Gain on sale of fixed assets                             (633,742)
  Adjustments to reconcile net loss to net cash
    provided by operating activities-
      Depreciation, depletion, and amortization           2,190,203
      Impairment expense                                    633,728
      Non-cash stock-based compensation                   4,869,884
      Deferred income tax                                 1,881,342
      Changes in current assets and liabilities-
        Changes in accounts receivable and other
          current assets                                 (2,706,936)
        Changes in payables and accrued expenses          2,490,858
      Change in noncurrent assets                          (209,423)
                                                       ------------

        Net cash provided by operating activities         7,298,046
                                                       ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Oil and gas property acquisitions and additions       (10,630,627)
  Furniture and equipment acquisitions                      (15,571)
  Proceeds from sale of oil and gas property              2,208,789
  Change in restricted cash                                 249,774
                                                       ------------

        Net cash used in investing activities            (8,187,635)
                                                       ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from note payable                              2,303,065
  Payments on note payable                               (1,800,000)
  Proceeds from issuance of common stock                     33,000
                                                       ------------

        Net cash provided by financing activities           536,065
                                                       ------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                  (353,524)

CASH AND CASH EQUIVALENTS, beginning of period            2,613,491
                                                       ------------

CASH AND CASH EQUIVALENTS, end of period               $  2,259,967
                                                       ============



The accompanying notes are an integral part of these consolidated financial statements.

CLASSIC RESOURCES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000



1.  SUMMARY OF ORGANIZATION:

Classic Resources, Inc. ("Classic" or the "Company"), a Texas corporation, was formed on July 7, 1998, for the purpose of acquiring interests in and further developing oil and natural gas properties. The Company is the sole shareholder in Classic Oil & Gas, Inc., created to operate the oil and gas properties owned by Classic.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Classic and its wholly owned subsidiary, Classic Oil & Gas, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

CASH AND CASH EQUIVALENTS

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

RESTRICTED CASH

The Company is required to maintain a cash reserve balance with its broker related to hedging activities. The amount of the restricted cash reserve balance at December 31, 2000, was $100,226.

OIL AND GAS PROPERTIES

The Company follows the successful efforts method of accounting for its oil and gas properties. Under this method, costs of productive wells, development dry holes, oil and gas leasehold costs and productive leases are capitalized and amortized on a unit-of-production basis over the life of the remaining related oil and gas reserves. Cost centers for amortization purposes are determined on a field area basis.

Wells in progress at December 31, 2000, totaled approximately $1,173,689, and such costs are not being amortized until the respective wells are placed on production.

CLASSIC RESOURCES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000


Unproved oil and gas properties and properties with significant acquisition costs are periodically assessed and any impairment in value is charged to expense. The Company had no unproved properties at December 31, 2000. The costs of unproved properties which are determined to be productive are transferred to proved oil and gas properties. Exploratory expenses, including geological and geophysical expenses and delay rentals for unevaluated oil and gas properties, are charged to expense as incurred. Exploratory drilling costs are initially capitalized as unproved property but charged to expense if and when the well is determined not to have found proved oil and gas reserves.

OTHER PROPERTY AND EQUIPMENT

Other property and equipment are mainly comprised of furniture, fixtures and automobiles. These items are amortized on a straight-line basis over their estimated useful lives, which range from five to seven years.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company has adopted the provisions of SFAS No. 121, "Accounting for the Impairment of Long Lived Assets and Long-Lived-Assets to be Disposed Of" ("SFAS 121"). SFAS 121 requires the Company to assess the need for an impairment of capitalized costs of oil and gas properties on a property by property basis. If an impairment is indicated based on undiscounted expected future cash flows, then an impairment is recognized to the extent that net capitalized costs exceed discounted expected future cash flows. During 2000, the Company recorded impairment expense of $633,728 as a result of impairment of its oil and gas properties.

REVENUE RECOGNITION POLICY

Revenues are generally recorded when products have been delivered and services have been performed.

COMPREHENSIVE INCOME

In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 established reporting and disclosure requirements for comprehensive income and its components within the financial statements. The Company had no comprehensive income components as of December 31, 2000. Accordingly, comprehensive loss is the same as net loss for the period ended December 31, 2000.

HEDGING ACTIVITIES AND OTHER DERIVATIVE INSTRUMENTS

The Company periodically uses derivative financial instruments to manage natural gas price risk. As detailed in the table below, the Company currently utilizes "collars" and "swaps" to manage its price risk. A collar is a hedge that has a ceiling price and a floor price. If the particular product price stays in between the ceiling and the floor prices, then no payments are made by either party under the collar. A swap is a hedge that has a strike price only. If the strike price is above the product prices then a payment is made to the Company, but if the strike price is equal to or below the product price, then no payment is made by either party. As a result of these hedging transactions, the Company realized a loss of $1,967,727 in 2000.

CLASSIC RESOURCES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000


The Company adopted SFAS No. 133 ("SFAS 133"), "Accounting for Derivative Instruments and Hedging Activities" effective January 1, 2001. The statement establishes accounting and reporting standards that require the Company to record every derivative instrument (including certain derivative instruments embedded in other contracts) on the balance sheet as either an asset or liability measured at its fair value. The statement requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. The Company has elected not to formally designate the hedges in place at January 1, 2001, and thus account for the changes in fair value of the hedges through net income.

Set forth below is the contract amount and material terms of all hedging instruments held by the Company at December 31, 2000. The terms "Put Floor Price" and "Call Ceiling Price" refer to the prices at which the Company has hedged its production and are expressed in the calendar monthly average of daily NYMEX closing prices for both crude oil and natural gas. Volumes refer to Mcf of gas, where one Mcf is equivalent to one MMBtu, and Bbl which refers to barrels of crude oil. The "Term" refers to the time period of the hedge.


       TYPE OF                              MONTHLY        PUT FLOOR      CALL CEILING
     TRANSACTION      COMMODITY             VOLUME       PRICE PER MCF   PRICE PER MCF           TERM
     -----------      ---------             -------      -------------   -------------           ----
        Collar       Oil                     2,000          $27.00           $32.16       1-1-01 to 12-31-01
        Collar       Natural Gas            20,000          $ 2.30           $ 2.60       4-01-00 to 9-30-01
        Collar       Natural Gas            20,000          $ 2.55           $ 3.03       11-01-00 to 4-30-02
        Collar       Natural Gas            30,000          $ 2.75           $ 3.70       6-01-00 to 3-31-01
        Collar       Natural Gas            30,000          $ 3.00           $ 3.85       10-01-01 to 3-31-02
        Collar       Natural Gas            10,000          $ 3.70           $ 5.00       1-01-01 to 12-31-01
        Collar       Natural Gas            30,000          $ 3.50           $ 6.25       1-1-01 to 12-31-01
        Collar       Natural Gas            30,000          $ 3.25           $ 5.26       1-1-02 to 12-31-02
        Swap         Natural Gas            10,000          $ 2.20           $ 2.20       6-1-99 to 11-30-01
        Swap         Natural Gas            30,000          $ 2.20           $ 2.20       5-4-99 to 12-31-01

The fair value of these hedge arrangements represented a net liability of approximately $4,750,000 at December 31, 2000, which will be recorded on the balance sheet effective January 1, 2001.

3.  SIGNIFICANT ACQUISITIONS AND DISPOSITIONS OF OIL AND GAS PROPERTIES:

ACQUISITIONS

In May 2000, the Company acquired proved undeveloped reserves from royalty owners in the Hunt unit for approximately $410,000. In July 2000, the Company acquired producing properties from Ocean Energy for approximately $1,975,000.

DISPOSITIONS

In January 2000, the Company sold properties to Samson Lone Star Limited Partnership for proceeds of approximately $2,200,000. The Company recognized a gain on the sale of approximately $634,000.

CLASSIC RESOURCES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000


4.  INCOME TAXES:

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes" ("SFAS 109"). Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequence attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

The effective income tax rate in 2000 was 284%. The primary difference between the Company's effective rate and the statutory rate of 34% is the non-cash stock-based compensation expense which is not deductible for federal income tax purposes.

The Company's net deferred tax position as of December 31, 2000, was as follows:


  Deferred tax assets-
     Organizational cost                        $    34,197
     NOL carryforward                               157,894

  Deferred tax liabilities-
     Depletion, depreciation and amortization    (2,711,003)
     Other                                          (63,243)
                                                -----------

     Net deferred tax liability                 $(2,582,155)
                                                ===========

The Company's net operating loss carryforwards were approximately $464,000 at December 31, 2000, and are scheduled to expire in 2020.

5.  EMPLOYEE STOCK OPTION PLAN:

On July 15, 1998, the Company's Board of Directors approved the Option Plan for certain officers and employees of the Company. The Plan provides for future awards of stock options of up to 268,765 shares of common stock with an initial exercise price of $10 which is to be increased 10% per annum. An analysis of the stock option activity for the year ended December 31, 2000, is as follows:


                                                               Number of                     Weighted Average
                                                                Shares       Option Price      Option Price
                                                               ---------     ------------    ----------------
Options outstanding at December 31, 1999                        223,074     $10.46 to $11.32      $10.54

Granted                                                          26,877           $11.50
                                                                -------

Options outstanding at December 31, 2000                        249,951     $10.46 to $11.50      $10.65
                                                                =======

CLASSIC RESOURCES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000



Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require companies to record compensation cost for stock-based employee compensation at fair value. The Company has chosen to apply Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations to account for stock-based compensation. Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair value of the Company's stock at the measurement date over the amount an employee must pay to acquire the stock. Since the stock options exercise price increases every year, the measurement date will not occur until the options are exercised. Accordingly, compensation expense is recorded based on the estimated fair value of the stock less the exercise price at each reporting period. Compensation expense of approximately $4,870,000 has been recorded as of December 31, 2000, related to outstanding stock options. The 2000 compensation expense was determined using the price per share received in the sale of stock to 3TEC Energy Corporation ("3TEC") in January 2001.

6.  RELATED-PARTY TRANSACTIONS:

During the year ended December 31, 2000, the Company made directors' fee payments to Natural Gas Partners, Inc. totaling $20,000 pursuant to the Advisory Services and Indemnification Agreement between the Company and Natural Gas Partners, Inc. The Company also paid $50,000 of finance advisory fees to Natural Gas Partners, Inc. in 2000.

7.  DEBT:

On November 17, 1999, the Company entered into a revolving credit facility of $50,000,000 provided by a syndicate of banks for which First Union National Bank serves as administrative agent, and of which $503,065 was outstanding as December 31, 2000. The borrowing base under the credit facility is currently $13,000,000. Such borrowing base may be affected from time to time by the performance of the Company's oil and gas properties and changes in oil and gas prices. The determination of the borrowing base is at the sole discretion of the bank. The revolving credit line under the bank credit facility bears interest at the option of the Company, based on the utilization of the borrowing base, at either (i) LIBOR plus 1.37% to 1.87%, or (ii) the "base rate " plus 0% to 0.50%. The Company incurs a commitment fee, based on the utilization of the borrowing base, of 0.25 to 0.375% per annum on the unused portion of the borrowing base. The revolving credit line matures on November 17, 2003, or such earlier date as the Company may elect. The bank credit facility contains covenants which, among other things, restrict the payments of cash dividends, limit the amount of consolidated debt, and limit the Company's ability to make certain loans and investments. Significant financial covenants include the maintenance of a current ratio, as defined, (1.0 to 1.0), and maintenance of an interest coverage ratio (2.5 to 1.0). The Company's bank credit facility is secured by the Company's oil and gas properties.

8.  COMMITMENTS AND CONTINGENCIES:

The Company is involved is various legal actions and claims arising in the ordinary course of business. In the opinion of management, such litigation and claims are likely to be resolved without material adverse effect on the Company's financial position or results of operations.

CLASSIC RESOURCES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000


9.  SUBSEQUENT EVENT

Effective January 31, 2001, 3TEC purchased all of the outstanding stock of the Company for $53.5 million, subject to certain closing adjustments. Accordingly, the Company became a wholly-owned subsidiary of 3TEC as of January 31, 2001.